Putnam
New York
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of 2004 we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Furthermore, fund ownership (in dollar ranges) is now being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam New York Tax Exempt Income Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the 12 months ended November 30, 2004, Putnam New York Tax Exempt Income Fund's class A shares posted a total return of 3.08% without sales charge and -1.85% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.07%.

 * The average return for the fund's Lipper category, New York Municipal Debt Funds, was 2.97%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

With the economic outlook improving during the course of the fiscal year, lower-rated, high-yield bonds generally outperformed lower-yielding, higher-quality bonds during the 12 months ended November 30, 2004. The fund benefited from its exposure to this sector of the municipal bond market, with approximately 45% of its rated holdings carrying ratings of A or below as of the end of the period. However, with its single-state focus, the fund underperformed its benchmark, a nationally diversified index that reflects stronger performance by bond markets elsewhere in the country. Also, our efforts to keep the fund's interest-rate sensitivity relatively low held performance back a bit when rates did not rise as sharply as we had anticipated. The fund's performance at net asset value (NAV) was in line with the average for its Lipper peer group. We attribute this, in part, to price recovery of some of the fund's lower-quality securities.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
Class A
(inception 9/2/83)           NAV           POP
--------------------------------------------------
1 year                      3.08%        -1.85%
--------------------------------------------------
5 years                    35.06         28.75
Annual average              6.19          5.18
--------------------------------------------------
10 years                   85.26         76.50
Annual average              6.36          5.85
--------------------------------------------------
Annual average
(life of fund)              7.83          7.58
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam New York Tax Exempt Income Fund seeks to provide as high a level of current income free from federal, New York State, and New York City personal income taxes as we believe to be consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in New York.


Market overview

The bond market experienced volatility during the fund's fiscal year as yields reflected conflicting signals on the direction of the economy. During the first few months of the fiscal year, yields fell and bond prices, which move in the opposite direction of yields, rose. This trend reversed in mid-March, as bond investors began to anticipate a change in monetary policy. Signs of strengthening economic growth and rising corporate profitability had increased the likelihood that the Federal Reserve Board would raise short-term interest rates. Treasury bonds sold off sharply, pushing yields upward. Interestingly, after the Fed announced what had been a widely anticipated 25-basis-point (one quarter of a percentage point) increase at its June 30 meeting, the bond market reversed course again, and yields trended downward, despite three subsequent rate increases of 25 basis points each during the fiscal year. Over the one-year period, long-term bond yields have fallen while short-term rates have risen. This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads generally tightened, and bond prices rose. These higher-yielding securities provided attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the State of California were generally strong performers, as the economy improved and rating agencies upgraded the state's credit rating. Yields on tobacco settlement bonds varied with the results of ongoing legal battles, but declined overall for the year, and their prices rose accordingly. Airline-related IDBs performed poorly, in general, as the industry continued to face financial difficulties exacerbated by record high oil prices.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.07%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.44%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           2.57%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.61%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     12.86%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             17.26%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.19%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/04.
-------------------------------------------------------------------------------


Strategy overview

Because we believe that interest rates will rise, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. Because we believe the yield curve will continue to flatten, we have concentrated our bond sales in shorter and intermediate maturities, which we believe will underperform. We also used interest-rate swaps to manage the fund's duration and yield curve position. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds, which have performed strongly. We closely monitored developments involving tobacco settlement bonds and remained modestly underweight in the sector versus the universe. The fund had less exposure to airline-related IDBs during the period than did its peers, a positive amid continued difficulty in this sector. We trimmed the fund's exposure to this sector during the period, because we believe the airline industry still faces significant challenges over the near term.

Prior to the beginning of the fund's fiscal year, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring, we began to moderate this position, selling non-callable bonds and purchasing longer callable issues. We believe these callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                            11/30/03        5/31/04        11/30/04
Average effective
maturity in years              8.1            8.2             7.1

Duration in years              6.0            5.9             5.2

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

As noted earlier, the fund's investments in lower-rated bonds helped performance. The more credit-sensitive pockets of the market performed very well due to increased demand from investors who were hungry for yield in a low-interest-rate environment. Several of the fund's holdings in the health-care sector proved especially rewarding, including Suffolk County Industrial Development Agency Revenue bonds for Peconic Landing, a life-care facility in Greenport, New York. Given the rally among the fund's higher-yielding investments and the strong appreciation that resulted, we've been trimming positions to lock in gains.

Tobacco settlement bonds also enjoyed strong performance during the fiscal year. However, we've continued to underweight the sector, because we don't believe that the tobacco bonds issued in New York are priced appropriately to reflect their inherent risk. These bonds are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. This income could be jeopardized as a result of multibillion-dollar judgments against the tobacco companies, and prices in this sector have shifted as concerns about litigation overshadowed optimism. Our analyst believes that, despite several highly visible lawsuits against the tobacco industry, litigation risk is receding from where it was in 1999.

One sector of the lower-rated municipal bond market in which the fund invests generally did not perform particularly well. Airline-related industrial development bonds (IDBs) underperformed during the fiscal year, due to, among other factors, rising fuel costs. However, the airline IDBs that the fund owned, which are backed by American Airlines and British Airways, did perform better than others. Late in the fiscal year, falling oil prices and Delta Airline's ability to avert bankruptcy also helped these holdings to recover. We'll continue to underweight the sector until market conditions and potential rewards improve.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (41.1%)

Aa (10.5%)

A (25.7%)

Baa (13.2%)

Ba (4.5%)

B (1.8%)

Caa (0.1%)

VMIG1 (3.1%)

Footnote reads:
As a percentage of market value as of 11/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

With the Federal Reserve Board's tighter monetary policy and the return of higher interest rates, we've been taking steps to reduce the fund's exposure to non-callable bonds and increase its investments in callable bonds. Non-callable bonds performed very well for the fund early in the year as rates fell to 40-year lows, when demand for these bonds was high and prices rose. But now that interest rates have begun to reverse course, the demand is beginning to wane. We think it is a good time to start paring back the portfolio's investments in non-callable bonds, while investors still find these bonds attractive. An example of the type of bond we trimmed is non-callable Triboro Bridge and Tunnel Authority revenue bonds, and an example of the type of bond we purchased is Sales Tax Asset Receivable (STAR) Corpora tion Bonds Fiscal 2005 Series, which have a call date in 2014. Issued by the State of New York and insured by MBIA, the STAR Corp. bonds are backed by a portion of the state's 4.25% sales tax receipts. If the sales tax revenues fall short of the bond obligations, the state is required to pay the balance of the obligation. In addition to being callable, the STAR bonds are attractive because they help diversify the fund's portfolio. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In November 2004, Moody's upgraded the State of New York's credit rating to A1 and assigned its debt rating a positive outlook. This upgrade reflected the state's improved economy, as well as its ability to close out-year budget gaps. Yet we maintain a cautiously stable outlook for the state, given its imminent budgetary and political challenges. New York City's key credit fundamentals have stabilized in this changed, post-September 11, environment. The city's unemployment rate has declined, the private sector has added jobs, and Wall Street has increased its profitability. We believe that the city's main credit drivers will continue to gradually improve over the near-term.

Judging from the flattened yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. The Fed has raised the federal funds rate four times in 25-basis-point increments since June 2004, bringing it to two percent at the end of the period. We believe the Fed will continue to raise short-term rates incrementally through mid-2005, which is likely to cause rising yields among bonds with shorter maturities. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust the fund's duration as seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate that the rate of GDP growth will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a potentially more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
James St. John      2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended November 30, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                      2004       *
--------------------------------------------------------------------------------------------------
Chief Technology Officer           2003       *
--------------------------------------------------------------------------------------------------
John Boneparth                     2004       *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2003       *
--------------------------------------------------------------------------------------------------
Kevin Cronin                       2004       *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2004                           *
--------------------------------------------------------------------------------------------------
President and CEO                  2003       *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                       2004       *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                    2004       *
--------------------------------------------------------------------------------------------------
Chief of Operations                 N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III              2004       *
--------------------------------------------------------------------------------------------------
General Counsel                     N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                   2004       *
--------------------------------------------------------------------------------------------------
Head of Retail Management          2003       *
--------------------------------------------------------------------------------------------------
Stephen Oristaglio                 2004       *
--------------------------------------------------------------------------------------------------
Head of Investments                2003       *
--------------------------------------------------------------------------------------------------
Richard Robie, III                 2004       *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     3.08%     -1.85%      2.50%     -2.45%      2.27%      1.28%      2.77%     -0.58%
--------------------------------------------------------------------------------------------------------------
5 years                   35.06      28.75      30.74      28.74      29.78      29.78      33.06      28.72
Annual average             6.19       5.18       5.51       5.18       5.35       5.35       5.88       5.18
--------------------------------------------------------------------------------------------------------------
10 years                  85.26      76.50      73.94      73.94      70.30      70.30      79.63      73.81
Annual average             6.36       5.85       5.69       5.69       5.47       5.47       6.03       5.68
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.83       7.58       7.01       7.01       6.94       6.94       7.40       7.23
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/04
-----------------------------------------------------------------------
                               Lehman           Lipper New York
                              Municipal       Municipal Debt Funds
                              Bond Index       category average*
-----------------------------------------------------------------------
1 year                           4.07%               2.97%
-----------------------------------------------------------------------
5 years                         38.84               33.98
Annual average                   6.78                6.02
-----------------------------------------------------------------------
10 years                        99.68               86.35
Annual average                   7.16                6.41
-----------------------------------------------------------------------
Annual average
(life of fund)                   8.32                7.61
-----------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 11/30/04, there were 109, 87, and 56 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/94 to 11/30/04

                    Fund's class A         Lehman Municipal
Date                 shares at POP            Bond Index

11/30/94                 9,525                 10,000
11/30/95                11,298                 11,890
11/30/96                11,683                 12,589
11/30/97                12,591                 13,491
11/30/98                13,450                 14,538
11/30/99                12,894                 14,382
11/30/00                14,503                 15,559
11/30/01                15,024                 16,920
11/30/02                16,334                 17,990
11/30/03                17,123                 19,188
11/30/04               $17,650                $19,968

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,394 and $17,030, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,963 ($17,381 at public offering price). See first page of performance section for performance calculation method.

---------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/04
---------------------------------------------------------------------------------------------------------
                                              Class A        Class B        Class C        Class M
---------------------------------------------------------------------------------------------------------
Distributions (number)                             12             12             12             12
---------------------------------------------------------------------------------------------------------
Income 1                                       $0.358584      $0.300136      $0.287247      $0.332079
---------------------------------------------------------------------------------------------------------
Capital gains 1                                    --             --             --             --
---------------------------------------------------------------------------------------------------------
Total                                          $0.358584      $0.300136      $0.287247      $0.332079
---------------------------------------------------------------------------------------------------------
Share value:                                NAV        POP        NAV            NAV     NAV        POP
---------------------------------------------------------------------------------------------------------
11/30/03                                   $8.93      $9.38      $8.91          $8.93   $8.94      $9.24
---------------------------------------------------------------------------------------------------------
11/30/04                                    8.84       9.26*      8.83           8.84    8.85       9.15
---------------------------------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------------------------------
Current dividend rate 2                    3.91%      3.73%      3.25%          3.10%   3.61%      3.49%
---------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a)                    6.52       6.22       5.42           5.17    6.02       5.82
---------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b)                    6.85       6.53       5.69           5.43    6.32       6.11
---------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4                 3.01       2.87       2.36           2.21    2.71       2.62
---------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a)                    5.02       4.78       3.93           3.68    4.52       4.37
---------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b)                    5.27       5.03       4.13           3.87    4.75       4.59
---------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charge which took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes (a) maximum 40.01% combined federal income tax and New York state 2004 personal income tax rates or (b) maximum 42.90% combined federal, New York state, and New York City 2004 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.


--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     3.48%     -1.43%      2.80%     -2.12%      2.57%      1.59%      3.06%     -0.26%
--------------------------------------------------------------------------------------------------------------
5 years                   37.76      31.22      33.21      31.21      32.21      32.21      35.70      31.25
Annual average             6.62       5.58       5.90       5.58       5.74       5.74       6.30       5.59
--------------------------------------------------------------------------------------------------------------
10 years                  81.60      73.02      70.07      70.07      66.73      66.73      75.81      70.05
Annual average             6.15       5.64       5.45       5.45       5.24       5.24       5.80       5.45
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.85       7.60       7.03       7.03       6.96       6.96       7.42       7.25
--------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from June 1, 2004, to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


----------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04
----------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
----------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.19      $7.51      $8.27      $5.73
----------------------------------------------------------------------
Ending value (after
expenses)             $1,045.00  $1,043.40  $1,042.60  $1,044.80
----------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2004, use the calculation method below. To find the value of your investment on June 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 06/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 6/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.19 (see table above) = $41.90
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
11/30/04
-------------------------------------------------------------------------
                           Class A    Class B    Class C    Class M
-------------------------------------------------------------------------
Expenses paid per
$1,000*                      $4.14      $7.41      $8.17      $5.65
-------------------------------------------------------------------------
Ending value (after
expenses)                $1,020.90  $1,017.65  $1,016.90  $1,019.40
-------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


--------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------
                               Class A    Class B    Class C    Class M
--------------------------------------------------------------------------
Your fund's annualized
expense ratio+                   0.82%      1.47%      1.62%      1.12%
--------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                          0.83%      1.48%      1.63%      1.13%
--------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam New York
Tax Exempt Income
Fund                         23%         8%        18%        19%        15%
------------------------------------------------------------------------------
Lipper New York Municipal
Debt Funds category
average                      35%        38%        34%        57%        41%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper category. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.23

Municipal bond
fund average           0.21

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund, including the fund's portfolio, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG   LLP

Boston, Massachusetts
January 7, 2005


The fund's portfolio
November 30, 2004

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.7%) (a)
Principal amount                                     Rating (RAT)         Value

New York (91.6%)
-------------------------------------------------------------------------------
    $1,000,000 Albany Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Albany College of
               Pharmacy), Ser. A, 5 3/8s, 12/1/24    BBB-            $1,019,750
               Albany, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     1,460,000 (Albany Med. Ctr.), 6s, 5/1/29        BBB-/P           1,414,506
     2,750,000 (Charitable Leadership), Ser. A,
               6s, 7/1/19                            Baa3             2,941,785
     3,400,000 Battery Park, City Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/1/16        Aaa              3,680,704
     2,000,000 Chautauqua Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Women's Christian
               Assn.), Ser. A, 6.4s, 11/15/29        B+/P             1,888,440
       800,000 Chemung Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Arnot Ogden
               Med. Ctr.), 5s, 11/1/34               A3                 787,752
    13,500,000 Dutchess Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Bard
               College), 5 3/4s, 8/1/30              A3              14,348,610
    16,000,000 Dutchess Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Vassar College), 5.35s,
               9/1/40                                Aa2             16,766,400
               Erie Cnty., G.O. Bonds (Pub. Impt.)
     2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29         Aaa              2,631,217
     4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20         Aaa              4,511,395
     3,240,000 Ser. B, MBIA, 5 1/4s, 4/1/13          Aaa              3,611,693
     3,175,000 Ser. B, MBIA, 5s, 4/1/11              Aaa              3,473,228
     2,250,000 Essex Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (Intl. Paper Co.),
               Ser. A, 6.15s, 4/1/21                 Baa2             2,332,575
     2,650,000 Geneva, Indl. Dev. Agcy. Rev. Bonds
               (Hobart & William Smith), Ser. A,
               5 3/8s, 2/1/33                        A                2,742,671
     2,200,000 Hempstead, Indl. Dev. Agcy. Civic
               Fac. Rev. Bonds (Hofstra U.),
               5 1/4s, 7/1/16                        A                2,332,330
     1,250,000 Huntington, Hsg. Auth. Sr. Hsg. Fac.
               Rev. Bonds (Gurwin Jewish Sr.
               Residence), Ser. A, 6s, 5/1/29        B+/P             1,175,388
     1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
               (Urban Pk. Towers), Ser. A, 6s,
               10/1/18                               Baa2             1,395,890
               Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A
    32,500,000 5 3/4s, 12/1/24                       A-              35,544,270
     5,000,000 5 1/8s, 9/1/29                        A-               5,046,400
     5,500,000 AMBAC, 5s, 9/1/29                     Aaa              5,571,610
     4,090,000 Madison Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Colgate U.), Ser. A, 5s,
               7/1/23                                Aa3              4,248,815
     5,550,000 Metro. Trans. Auth. Commuter Fac.
               Rev. Bonds, Ser. A, U.S. Govt.
               Coll., 6s, 7/1/24                     AAA              6,336,158
    10,000,000 Metro. Trans. Auth. Dedicated Tax
               Rev. Bonds, Ser. A, FSA, 5 1/4s,
               11/15/24                              Aaa             10,613,000
               Metro. Trans. Auth. Fac. Rev. Bonds
    15,400,000 Ser. A, MBIA, 6 1/4s, 4/1/14          Aaa             18,635,386
     4,245,000 Ser. A, MBIA, 6 1/4s, 4/1/13          Aaa              5,095,358
     2,500,000 (Dedicated Tax Fund), Ser. A, MBIA,
               6 1/4s, 4/1/11                        Aaa              2,935,075
    11,020,000 (Trans. Fac.), Ser. A, 6s, 7/1/24     AAA             12,580,983
    14,000,000 (Dedicated Tax Fund), Ser. A, FGIC,
               4 3/4s, 4/1/28                        Aaa             15,314,180
    13,000,000 Metro. Trans. Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/15/19       Aaa             14,551,160
               Metro. Trans. Auth. Svc. Contract
               Rev. Bonds (Trans. Fac.)
     2,675,000 Ser. 3, U.S. Govt. Coll., 7 3/8s,
               7/1/08                                AAA              2,939,290
    15,820,000 Ser. O, U.S. Govt. Coll., 5 3/4s,
               7/1/13                                AAA             17,996,199
    24,345,000 Ser. O, U.S. Govt. Coll., 5 1/2s,
               7/1/17                                AAA             28,304,471
     1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac.
               Rev. Bonds (Wartburg Senior Hsg.,
               Inc.-Meadowview),  6.2s, 6/1/29       B+/P             1,007,100
               Nassau Cnty., G.O. Bonds
     1,125,000 Ser. E, FSA, 6s, 3/1/20               Aaa              1,292,299
     2,790,000 Ser. E, FSA, 6s, 3/1/19               Aaa              3,204,901
     2,735,000 Ser. E, FSA, 6s, 3/1/18               Aaa              3,141,722
     3,465,000 Ser. E, FSA, 6s, 3/1/16               Aaa              3,980,280
     1,000,000 Ser. A, FGIC, 6s, 7/1/13              Aaa              1,168,500
     2,300,000 Ser. A, FGIC, 6s, 7/1/11              Aaa              2,651,210
     2,580,000 Ser. E, FSA, 5.9s, 3/1/15             Aaa              2,951,210
               Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (North Shore Hlth.
               Syst.)
       410,000 Ser. A, 6 1/4s, 11/1/21               A3                 438,626
     1,140,000 Ser. B, 5 7/8s, 11/1/11               A3               1,254,182
       825,000 Ser. D, 5 5/8s, 11/1/09               A3                 892,229
     1,615,000 Ser. D, 4 7/8s, 11/1/05               A3               1,648,576
     3,000,000 Niagara Cnty., Indl. Dev. Agcy.
               Rev. Bonds, Ser. D, 5.55s, 11/15/24   Baa1             3,147,180
     6,000,000 Niagara Falls, City School Dist.
               COP, 5 7/8s, 6/15/19                  Baa3             6,244,080
               NY City, G.O. Bonds
     7,265,000 Ser. B, 8 1/4s, 6/1/05                A2               7,486,510
     5,360,000 Ser. B, U.S. Govt. Coll., 8 1/4s,
               6/1/05 (Prerefunded)                  AAA/P            5,522,086
        45,000 Ser. F, 7.6s, 2/1/05                  A2                  45,200
    18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11         Aaa             22,006,247
    21,495,000 Ser. D, MBIA, 6 1/2s, 11/1/10         Aaa             25,148,075
       945,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/27                               Aaa              1,041,730
     1,845,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/17                               Aaa              2,033,854
     2,000,000 Ser. I, 5 7/8s, 3/15/14               A2               2,124,240
    23,525,000 Ser. B, 5 1/2s, 12/1/11               A2              26,205,674
     3,000,000 Ser. C, 5 1/4s, 8/1/11                A2               3,283,260
               NY City, City Transitional Fin.
               Auth. Rev. Bonds
     6,500,000 Ser. A, 5 3/4s, 8/15/24               AAA              7,429,695
     2,000,000 AMBAC, 5 1/4s, 8/1/15                 Aaa              2,188,300
     3,600,000 Ser. B, 5 1/4s, 11/15/05              AA+              3,710,196
        80,000 Ser. C, U.S. Govt. Coll., 5s, 5/1/26  AA+                 87,537
               NY City, City Transitional Fin.
               Auth. VRDN
    25,100,000 Ser. A-1, 1.67s, 11/15/28             VMIG1           25,100,000
     5,000,000 Ser. B-3, 1.67s, 11/1/28              AA+              5,000,000
    14,170,000 (NYC Recovery), Ser. 3, 1.74s,
               11/1/22                               AA+             14,170,000
        50,000 NY City, IFB, AMBAC, 10.07s, 9/1/11   Aaa                 50,644
               NY City, Indl. Dev. Agcy. Rev. Bonds
     5,800,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B-/P             6,096,844
     5,000,000 (Brooklyn Navy Yard Cogen.
               Partners), 6.2s, 10/1/22              BBB-             5,031,700
     1,440,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             1,338,566
     2,000,000 (Empowerment Zone-Harlem Mall),
               5 1/8s, 12/30/23                      Baa2             1,955,880
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     7,330,000 (Parking Corp.), 8 1/2s, 12/30/22     B-/P             6,272,428
     3,285,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Ba3              3,125,776
     5,500,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       BB+              5,125,890
     2,545,000 (United Jewish Appeal), Ser. A,
               5 1/4s, 7/1/23                        Aa2              2,733,076
       750,000 (St. Francis College), 5s, 10/1/34    A-                 749,948
     7,000,000 (Horace Mann School), MBIA, 5s,
               7/1/28                                Aaa              7,109,620
               NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds  (Airis JFK I
               LLC), Ser. A
     9,500,000 6s, 7/1/27                            Baa3             9,540,850
     7,000,000 5 1/2s, 7/1/28                        Baa3             6,929,440
               NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds
     2,000,000 (American Airlines, Inc.), 6.9s,
               8/1/24                                Caa2             1,398,840
    11,465,000 (Terminal One Group Assn.), 6 1/8s,
               1/1/24                                A3              11,883,816
     4,250,000 (British Airways), 5 1/4s, 12/1/32    BB+              3,268,208
     5,000,000 NY City, Metro. Trans. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/4s,
               1/1/29                                Aaa              5,589,150
               NY City, Muni. Assistance Corp.
               Rev. Bonds
    10,000,000 Ser. P, 5s, 7/1/08                    AAA             10,868,200
     4,550,000 Ser. O, 5s, 7/1/05                    AAA              4,628,761
       200,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. IFB, 12.889s, 6/15/11
               (acquired 8/9/91, cost $207,493)
               (RES)                                 Aaa                286,340
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds
    25,600,000 AMBAC, 7 1/2s, 6/15/11                Aaa             31,072,000
     5,000,000 Ser. B, AMBAC, 5s, 6/15/28            Aaa              5,098,750
    16,700,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. A, FGIC, 1.67s,
               6/15/25                               VMIG1           16,700,000
               NY City, State Dorm. Auth. Lease
               Rev. Bonds
     5,600,000 (Court Fac.), 6s, 5/15/39             A                6,031,704
     3,000,000 (Westchester Cnty.), 5 1/4s, 8/1/18   Aa1              3,227,490
     1,300,000 NY City, Transitional Fin. Auth.
               VRDN, Ser. A, 1.67s, 2/15/30          AA+              1,300,000
               NY Cntys., Tobacco Trust III
               Rev. Bonds
     1,000,000 6s, 6/1/43                            BBB                970,810
     3,500,000 (Tobacco Settlement), 5 3/4s, 6/1/33  BBB              3,330,880
     6,000,000 NY Cntys., Trust II
               Rev. Bonds (Tobacco Settlement),
               5 3/4s, 6/1/43                        BBB              5,516,220
               NY State Dorm. Auth. Rev. Bonds
     5,000,000 (State U. Edl. Fac.), Ser. A,
               7 1/2s, 5/15/13                       AA-              6,309,750
    18,800,000 (City U. Syst.), Ser. C, 7 1/2s,
               7/1/10                                A3              21,313,936
     1,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s,
               7/1/26                                Ba1              1,527,915
     2,500,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s,
               7/1/25                                Ba1              2,558,800
     1,000,000 (Mount Sinai Hlth.), Ser. C, 6s,
               7/1/26                                Ba1              1,009,560
     8,950,000 (State U. Edl. Fac.), Ser. A, FSA,
               5 7/8s, 5/15/17                       Aaa             10,631,347
    11,200,000 (State U. Edl. Fac.), Ser. A,
               5 7/8s, 5/15/11                       AA-             12,730,592
     5,250,000 (Winthrop Nassau U.), 5 3/4s, 7/1/28  Baa1             5,454,908
     6,000,000 (NY Dept. of Ed.), Ser. A , MBIA,
               5 3/4s, 7/1/20                        Aaa              7,077,900
     1,340,000 (Schools PG - Issue 2), Ser. E,
               AMBAC, 5 3/4s, 7/1/19                 Aaa              1,499,018
    35,385,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             40,619,149
    26,500,000 (City U.), Ser. A, MBIA, 5 3/4s,
               7/1/13                                AAA             30,587,095
     1,905,000 (Lenox Hill Hosp.), 5 3/4s, 7/1/13    Baa2             2,067,001
    10,000,000 (Columbia U.), Ser. A, 5 3/4s,
               7/1/10                                Aaa             11,369,500
     2,650,000 (City U. Syst.), Ser. A, FGIC,
               5 3/4s, 7/1/09                        Aaa              2,920,830
    15,600,000 (U. Syst. Construction), Ser. A,
               5 5/8s, 7/1/16                        AA-             17,774,952
     8,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40  Aaa              9,605,085
     2,000,000 (North Shore Long Island Jewish
               Group),  5 1/2s, 5/1/33               A3               2,073,440
       900,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               919,080
     3,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31  Aaa              3,910,865
     2,750,000 (Winthrop Nassau U.), 5 1/2s, 7/1/23  Baa1             2,815,945
    17,810,000 (Mental Hlth. Svcs.), Ser. D, FSA,
               5 1/4s,  8/15/30 (Prerefunded)        Aaa             19,884,509
     2,150,000 (Mental Hlth. Svcs.), Ser. D, FSA,
               5 1/4s, 8/15/30                       Aaa              2,207,298
       750,000 (NY Methodist Hosp.), 5 1/4s, 7/1/18  A3                 791,558
     1,865,000 (NY Methodist Hosp.), 5 1/4s, 7/1/17  A3               1,986,244
     6,405,000 (Rochester U.), Ser. A, 5 1/8s,
               7/1/39                                A1               6,489,418
    13,500,000 (Memorial Sloan-Kettering Ctr.),
               Ser. 1, 5s, 7/1/34                    Aa2             13,659,030
     5,500,000 (Rochester U.), Ser. A, 5s, 7/1/34    A1               5,520,570
     3,000,000 (Yeshiva U.), AMBAC, 5s, 7/1/30       Aaa              3,031,710
     5,000,000 (FHA Insd. Mtg.-Montefiore Hosp.),
               FGIC, FHA Insd., 5s, 8/1/29           Aaa              5,047,300
     5,705,000 (NYU), Ser. A, FGIC, 5s, 7/1/29       Aaa              5,809,116
               NY State Dorm. Auth. Rev. Bonds
     3,000,000 (U. of Rochester), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              3,040,650
     2,700,000 (Yeshiva U.), AMBAC, 5s, 7/1/26       Aaa              2,759,076
     1,500,000 (FHA Insd. Mtg.-Albany), Ser. A-1,
               FSA, FHA Insd., 5s, 8/15/25           Aaa              1,540,515
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/24     Aaa              2,087,020
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/23     Aaa              2,096,240
     7,500,000 (Columbia U.), 5s, 7/1/22             Aaa              7,856,025
     3,000,000 (Columbia U.), Ser. B, 5s, 7/1/22     Aaa              3,158,280
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/21     Aaa              2,114,840
     1,700,000 Ser. A, MBIA, 5s, 3/15/19             AAA              1,800,878
     2,505,000 (Lutheran Med.), MBIA, 5s, 8/1/12     Aaa              2,739,618
     1,130,000 (Lenox Hill Hosp. Oblig. Group), 5s,
               7/1/07                                Baa2             1,179,347
    10,000,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28    Aaa              9,999,600
       725,000 (State U. Edl. Fac.), Ser. B, zero %,
               5/15/09                               AA-                622,906
    11,740,000 NY State Dorm. Auth. Lease
               Rev. Bonds (State U. Dorm Fac.),
               Ser. A, MBIA, 5s, 7/1/29              AAA             11,952,024
     7,000,000 NY State Energy Research & Dev.
               Auth. Rev. Bonds, 6.368s, 4/1/20      A+               7,746,340
    24,000,000 NY State Energy Research & Dev.
               Auth. Gas Fac. Rev. Bonds (Brooklyn
               Union Gas), 6.952s, 7/1/26            A+              25,922,400
     2,000,000 NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
               (Lilco), Ser. B, 5.15s, 3/1/16        A1               2,044,000
               NY State Env. Fac. Corp. Poll.
               Control Rev. Bonds
     3,425,000 (State Wtr. Revolving Fund), Ser. B,
               6.65s, 9/15/13                        Aaa              3,474,765
     1,735,000 (State Wtr. Revolving Fund), Ser. A,
               6.55s, 9/15/10                        Aaa              1,741,211
       270,000 5 7/8s, 6/15/14                       Aaa                275,875
    13,590,000 NY State Env. Fac. Corp. State Clean
               Wtr. & Drinking Rev. Bonds (NYC
               Muni. Wtr. Fin.),  5s, 6/15/29        Aaa             13,816,545
     4,305,000 NY State Hsg. Fin. Agcy. Rev. Bonds
               (Multi-Fam. Hsg. Insd. Mtge.
               Program), Ser. A, FHA Insd.,  7s,
               8/15/22                               Aaa              4,313,868
               NY State Hwy. & Bridge Auth.
               Rev. Bonds
     1,000,000 Ser. A, FSA, 6s, 4/1/16               Aaa              1,159,470
     2,000,000 Ser. A, FSA, 5.8s, 4/1/18             Aaa              2,244,560
     2,000,000 Ser. A, FSA, 5 3/4s, 4/1/17           Aaa              2,240,760
    11,740,000 Ser. B, MBIA, 5s, 4/1/05              Aaa             11,857,165
    12,325,000 NY State Med. Care Fac. Fin. Agcy.
               Rev. Bonds  (NY Hosp.), Ser. A,
               AMBAC, 6 1/2s, 8/15/29                Aaa             12,684,397
               NY State Pwr. Auth. Rev. Bonds
     4,250,000 5s, 11/15/20                          Aa2              4,480,648
    31,135,000 5s, 11/15/06                          Aa2             32,814,111
               NY State Thruway Auth. Rev. Bonds
     4,300,000 Ser. A, MBIA, 5 1/4s, 4/1/22          Aaa              4,620,522
     2,000,000 (Gen. Hwy. & Bridge Trust Fund),
               Ser. A, MBIA,  5s, 4/1/21             Aaa              2,111,240
               NY State Urban Dev. Corp. Rev. Bonds
     5,830,000 (Correctional Fac.), Ser. 7, 5.7s,
               1/1/16                                AA-              6,353,534
     1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20       AA-              1,899,568
     4,000,000 (Personal Income Tax), Ser. C-1,
               FGIC, 5 1/2s, 3/15/19                 Aaa              4,464,040
     3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15       AA-              3,760,650
     2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15        AA-              2,248,520
     7,710,000 (Correctional Fac.), Ser. A, 5 1/2s,
               1/1/09                                AA-              8,469,281
       355,000 (Correctional Fac.), Ser. A, 5s,
               1/1/28                                AA-                388,927
     1,000,000 Oneida Cnty., Indl. Dev. Agcy.
               Rev. Bonds (St. Elizabeth Med.),
               Ser. A, 5 7/8s, 12/1/29               BB-/P              897,240
     1,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30  (acquired 12/9/98, cost
               $1,000,000) (RES)                     BB-/P            1,055,220
               Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (Arden Hill Care Ctr.
               Newburgh), Ser. C
     3,200,000 7s, 8/1/31                            BB-/P            3,232,640
     2,300,000 7s, 8/1/21                            BB-/P            2,342,987
               Port Auth. NY & NJ Rev. Bonds
     3,900,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P            4,042,155
     1,000,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            1,049,470
               Sales Tax Asset Receivable Corp.
               Rev. Bonds, Ser. A, MBIA
    20,000,000 5s, 10/15/26                          Aaa             20,675,800
    15,000,000 5s, 10/15/25                          Aaa             15,579,300
     7,750,000 St. Lawrence Cnty., Indl. Dev.
               Rev. Bonds  (St. Lawrence U.),
               Ser. A, MBIA, 5s, 7/1/28              Aaa              7,843,698
               Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds
     6,200,000 (Peconic Landing), Ser. A, 8s,
               10/1/30                               B+/P             6,560,220
     2,000,000 (Nissequogue Cogen. Partners Fac.),
               5 1/2s, 1/1/23                        BB+/P            1,909,560
               Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds
       500,000 (Southampton Hosp. Assn.), Ser. B,
               7 5/8s, 1/1/30                        B-/P               506,065
       500,000 (Southampton Hosp. Assn.), Ser. A,
               7 1/4s, 1/1/30                        B-/P               491,460
     2,200,000 (Huntington Hosp.), Ser. B, 5 7/8s,
               11/1/32                               Baa1             2,270,730
               Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Retirement Rev. Bonds
               (Jefferson's Ferry), Ser. A
     4,000,000 7 1/4s, 11/1/28                       BB-/P            4,264,240
     4,000,000 7.2s, 11/1/19                         BB-/P            4,289,400
     4,220,000 Suffolk Cnty., Judicial Fac. Agcy.
               Rev. Bonds (John P. Cohalan
               Complex), AMBAC, 5s, 4/15/16          Aaa              4,466,448
               Syracuse, Indl. Dev. Agcy.
               Rev. Bonds (1st Mtge. - Jewish
               Home), Ser. A
     2,800,000 7 3/8s, 3/1/31                        BB-/P            2,919,616
       800,000 7 3/8s, 3/1/21                        BB-/P              838,304
     4,250,000 Tobacco Settlement Rev. Bonds (Asset
               Backed Bonds),  Ser. 1, 5 3/4s,
               7/15/32                               BBB              3,982,378
    34,280,000 Triborough Bridge & Tunnel Auth.
               Gen. Purpose Rev. Bonds (Convention
               Ctr.), Ser. E, 7 1/4s, 1/1/10         AA-             38,146,441
    20,715,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, Ser. SR, 5 1/2s, 1/1/12   Aa3             22,776,764
       800,000 Westchester Cnty., Indl Dev. Agcy.
               Civic Fac. Rev. Bonds (Guiding Eyes
               for The Blind), 5 3/8s, 8/1/24        BBB                831,952
     4,005,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB               4,102,161

                                                                 --------------
                                                                  1,233,960,305

Puerto Rico (7.1%)
-------------------------------------------------------------------------------
     9,250,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds,  5 1/2s,
               5/15/39                               BBB              8,381,148
               Cmnwlth. of PR, G.O. Bonds
     3,915,000 FSA, 6 1/2s, 7/1/13                   Aaa              4,759,231
     4,750,000 (Pub. Impt.), MBIA, 5 1/4s, 7/1/18    AAA              5,383,270
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B
     5,000,000 6s, 7/1/26                            A                5,163,050
     2,275,000 MBIA, 5 7/8s, 7/1/35                  AAA              2,554,234
               PR Elec. Pwr. Auth. Rev. Bonds
    20,000,000 (PA 205), 6.98s, 7/1/07               AAA/P           22,280,600
    10,000,000 Ser. AA, MBIA, 5 3/8s, 7/1/27         Aaa             10,438,600
     6,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             6,473,160
    22,000,000 PR Infrastructure Fin. Auth. Special
               Rev. Bonds, Ser. A, 5 1/2s, 10/1/40   Aaa             23,814,120
     7,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa              7,179,340
                                                                 --------------
                                                                     96,426,753
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,244,594,952)                             $1,330,387,058
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,347,495,248.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2004, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2004. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2004, was $1,341,560 or 0.1% of net assets.

      The rates shown on VRDN are the current interest rates at November 30, 2004.

      The rates shown on IFB which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2004.

      The fund had the following industry group concentrations greater than 10% at November 30, 2004.
      (as a percentage of net assets):

            Education               16.9%
            Utilities and power     10.3

      The fund had the following insurance concentration greater than 10% at November 30, 2004.
      (as a percentage of net assets):

            MBIA                    18.1%

Interest rate swap contracts outstanding at November 30, 2004

                                                           Unrealized
                                 Notional  Termination    appreciation/
                                  amount      date      (depreciation)
----------------------------------------------------------------------
Agreement with JP Morgan Chase
Bank dated November 4, 2004 to
receive quarterly the
notional amount multiplied by
2.946% and pay quarterly the
notional amount multiplied by
the Bond Market Association
Municipal Swap Index.           $30,000,00   2/8/10        $358,701

Agreement with Citibank, N.A.
dated November 4, 2004 to
receive quarterly the notional
multiplied by 4.067% and pay
quarterly the notional
multiplied by the Bond Market
Association Municipal
Swap Index.                     15,000,000   2/8/25        (360,103)

Agreement with JP Morgan
Chase Bank dated September 24,
2004 to pay quarterly the
notional multiplied by 3.513%
and receive quarterly the
notional multiplied by the
Bond Market Association
Municipal Swap Index.           18,000,000 12/19/14         293,731
----------------------------------------------------------------------
                                                           $292,329
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,244,594,952) (Note 1)                                       $1,330,387,058
-------------------------------------------------------------------------------
Cash                                                                  750,975
-------------------------------------------------------------------------------
Interest and other receivables                                     21,073,094
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                310,522
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,317,944
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           652,432
-------------------------------------------------------------------------------
Total assets                                                    1,364,492,025

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,695,203
-------------------------------------------------------------------------------
Payable for securities purchased                                   11,247,910
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            970,443
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,694,804
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            209,014
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                168,514
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,364
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                499,305
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              360,103
-------------------------------------------------------------------------------
Other accrued expenses                                                147,117
-------------------------------------------------------------------------------
Total liabilities                                                  16,996,777
-------------------------------------------------------------------------------
Net assets                                                     $1,347,495,248

Represented by
-------------------------------------------------------------------------------
Paid-in capital (unlimited shares authorized) (Notes 1 and
4)                                                             $1,260,305,980
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,816,731
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (1,711,898)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         86,084,435
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,347,495,248

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,222,953,319 divided by 138,285,869 shares)                          $8.84
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.84)*                  $9.26
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($110,813,051 divided by 12,550,097 shares)**                           $8.83
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,410,526 divided by 1,177,440 shares)**                             $8.84
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,318,352 divided by 374,985 shares)                                  $8.85
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.85)***                $9.15
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value, less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2004

Interest income:                                                  $69,825,542
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    7,057,638
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                         1,428,098
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               158,870
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             44,162
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,506
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,530,294
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,126,521
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 102,637
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  17,328
-------------------------------------------------------------------------------
Other                                                                 339,602
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    43,522
-------------------------------------------------------------------------------
Cost assumed by Manager (Notes 2 and 6)                               (43,522)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (237,447)
-------------------------------------------------------------------------------
Total expenses                                                     12,593,209
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (249,639)
-------------------------------------------------------------------------------
Net expenses                                                       12,343,570
-------------------------------------------------------------------------------
Net investment income                                              57,481,972
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   21,037,464
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year        (36,665,195)
-------------------------------------------------------------------------------
Net loss on investments                                           (15,627,731)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $41,854,241
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $57,481,972      $59,792,371
-------------------------------------------------------------------------------
Net realized gain on investments                  21,037,464        7,015,857
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (36,665,195)       19,462,367
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        41,854,241       86,270,595
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (51,080,604)     (57,217,245)
-------------------------------------------------------------------------------
Class B                                           (4,499,875)      (4,439,474)
-------------------------------------------------------------------------------
Class C                                             (331,858)        (249,666)
-------------------------------------------------------------------------------
Class M                                             (129,582)         (93,421)
-------------------------------------------------------------------------------
From ordinary income
Class A                                                   --         (245,076)
-------------------------------------------------------------------------------
Class B                                                   --          (21,561)
-------------------------------------------------------------------------------
Class C                                                   --           (1,373)
-------------------------------------------------------------------------------
Class M                                                   --             (462)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                                   --      (10,790,681)
-------------------------------------------------------------------------------
Class B                                                   --         (971,353)
-------------------------------------------------------------------------------
Class C                                                   --          (52,685)
-------------------------------------------------------------------------------
Class M                                                   --          (18,043)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                                   --       (1,906,145)
-------------------------------------------------------------------------------
Class B                                                   --         (167,699)
-------------------------------------------------------------------------------
Class C                                                   --          (10,676)
-------------------------------------------------------------------------------
Class M                                                   --           (3,591)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               1,011               --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                    (148,119,865)      49,700,584
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (162,306,532)      59,782,028

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,509,801,780    1,450,019,752
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $2,816,731 and
$1,262,522, respectively)                     $1,347,495,248   $1,509,801,780
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $8.93           $8.87           $8.79           $8.52           $8.32
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                             .37 (c)         .38             .40             .42             .45
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       (.10)            .16             .07             .27             .20
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             .27             .54             .47             .69             .65
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.36)           (.39)           (.39)           (.42)           (.45)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --            (.09)             --              --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.36)           (.48)           (.39)           (.42)           (.45)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (d)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $8.84           $8.93           $8.87           $8.79           $8.52
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           3.08            6.25            5.44            8.24            8.07
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $1,222,953      $1,336,936      $1,322,541      $1,362,488      $1,276,566
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         .82 (c)         .82             .82             .81             .82
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        4.14 (c)        4.23            4.50            4.80            5.40
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          22.57            8.08 (e)       17.90           18.63           14.86
----------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $8.91           $8.85           $8.77           $8.51           $8.31
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                             .31 (c)         .32             .34             .37             .39
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       (.09)            .17             .07             .25             .20
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             .22             .49             .41             .62             .59
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.30)           (.34)           (.33)           (.36)           (.39)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --            (.09)             --              --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.30)           (.43)           (.33)           (.36)           (.39)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (d)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $8.83           $8.91           $8.85           $8.77           $8.51
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           2.50            5.57            4.75            7.41            7.37
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $110,813        $158,081        $119,251        $117,722        $163,839
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                        1.47 (c)        1.47            1.47            1.46            1.47
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        3.50 (c)        3.59            3.84            4.18            4.75
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          22.57            8.08 (e)       17.90           18.63           14.86
----------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $8.93           $8.86           $8.79           $8.53           $8.32
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                             .30 (c)         .31             .33             .35             .38
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       (.10)            .17             .06             .26             .21
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             .20             .48             .39             .61             .59
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.29)           (.32)           (.32)           (.35)           (.38)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --            (.09)             --              --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.29)           (.41)           (.32)           (.35)           (.38)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (d)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $8.84           $8.93           $8.86           $8.79           $8.53
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           2.27            5.54            4.48            7.25            7.33
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $10,411         $10,909          $5,885          $5,145            $574
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                        1.62 (c)        1.62            1.62            1.61            1.62
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        3.34 (c)        3.43            3.69            3.93            4.57
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          22.57            8.08 (e)       17.90           18.63           14.86
----------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class C shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended November 30
operating performance                            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $8.94           $8.87           $8.79           $8.53           $8.33
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                             .34 (c)         .35             .37             .40             .42
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       (.10)            .18             .07             .26             .20
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             .24             .53             .44             .66             .62
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.33)           (.37)           (.36)           (.40)           (.42)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     --            (.09)             --              --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                              (.33)           (.46)           (.36)           (.40)           (.42)
----------------------------------------------------------------------------------------------------------------------
Redemption fees                                    -- (d)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $8.85           $8.94           $8.87           $8.79           $8.53
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           2.77            6.06            5.12            7.78            7.74
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $3,318          $3,876          $2,343          $1,793          $1,531
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                        1.12 (c)        1.12            1.12            1.11            1.12
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        3.84 (c)        3.94            4.17            4.51            5.11
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          22.57            8.08 (e)       17.90           18.63           14.86
----------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2004, the fund reclassified $114,156 to increase undistributed net investment income with an increase to accumulated net realized loss of $114,156.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $90,201,621
Unrealized depreciation             (5,510,198)
                                  ------------
Net unrealized appreciation         84,691,423
Undistributed tax-exempt
income                               4,188,283
Undistributed ordinary income          195,006
Undistributed long-term gain        12,981,751
Cost for federal income
tax purposes                    $1,245,695,635

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2004, Putnam Management waived $237,447 of its management fee from the fund.

For the period ended November 30, 2004, Putnam Management has assumed $43,522 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended November 30, 2004, the fund paid PFTC $1,446,492 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2004, the fund's expenses were reduced by $249,639 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,951, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $17,370 and $84 from the sale of class A and class M shares, respectively, and received $196,234 and $601 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2004, Putnam Retail Management, acting as underwriter, received $162 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $292,479,824 and $428,737,716, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At November 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,814,447       $51,632,175
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,749,175        33,239,376
----------------------------------------------------------------
                                     9,563,622        84,871,551

Shares repurchased                 (21,002,883)     (186,170,642)
----------------------------------------------------------------
Net decrease                       (11,439,261)    $(101,299,091)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,241,341       $46,852,406
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,117,025        45,737,617
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Tax Exempt
Opportunities Fund                  14,358,340       128,503,277
----------------------------------------------------------------
                                    24,716,706       221,093,300

Shares repurchased                 (24,177,690)     (215,970,529)
----------------------------------------------------------------
Net increase                           539,016        $5,122,771
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            470,081        $4,167,315
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       340,837         3,018,902
----------------------------------------------------------------
                                       810,918         7,186,217

Shares repurchased                  (5,994,815)      (53,080,020)
----------------------------------------------------------------
Net decrease                        (5,183,897)     $(45,893,803)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,423,059       $12,706,895
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       441,596         3,941,100
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Tax Exempt
Opportunities Fund                   5,979,191        53,429,074
----------------------------------------------------------------
                                     7,843,846        70,077,069

Shares repurchased                  (3,590,457)      (32,030,071)
----------------------------------------------------------------
Net increase                         4,253,389       $38,046,998
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            238,076        $2,099,793
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        27,732           245,898
----------------------------------------------------------------
                                       265,808         2,345,691

Shares repurchased                    (310,273)       (2,751,050)
----------------------------------------------------------------
Net decrease                           (44,465)        $(405,359)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            415,490        $3,723,182
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        25,080           224,188
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Tax Exempt
Opportunities Fund                     423,630         3,792,208
----------------------------------------------------------------
                                       864,200         7,739,578

Shares repurchased                    (306,174)       (2,730,493)
----------------------------------------------------------------
Net increase                           558,026        $5,009,085
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             16,798          $156,321
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,390            93,184
----------------------------------------------------------------
                                        28,188           249,505

Shares repurchased                     (86,815)         (771,117)
----------------------------------------------------------------
Net decrease                           (58,627)        $(521,612)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            100,659          $897,631
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,503            93,967
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Tax Exempt
Opportunities Fund                     182,073         1,631,404
----------------------------------------------------------------
                                       293,235         2,623,002

Shares repurchased                    (123,841)       (1,101,272)
----------------------------------------------------------------
Net increase                           169,394        $1,521,730
----------------------------------------------------------------

Note 5
Acquisition of Putnam New York
Tax Exempt Opportunities Fund

On November 21, 2003, the fund issued 14,358,340, 5,979,191, 423,630 and
182,073 of class A, class B, class C and class M shares, respectively, in exchange for 14,235,381, 5,921,665, 419,127 and 180,937 of class A, class B, class C and class M shares of Putnam New York Tax Exempt Opportunities Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam New York Tax Exempt Opportunities Fund on November 21, 2003 were $1,333,168,581 and $187,355,963, respectively. On November 21, 2003,
Putnam New York Tax Exempt Opportunities Fund had unrealized appreciation of $8,039,251. The aggregate net assets of the fund immediately following the acquisition were $1,520,524,544.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes             Votes
                                        for             withheld
-----------------------------------------------------------------
Jameson A. Baxter                   80,826,001         3,784,082
Charles B. Curtis                   80,829,895         3,780,188
Myra R. Drucker                     80,924,694         3,685,389
Charles E. Haldeman, Jr.            80,909,005         3,701,078
John A. Hill                        80,960,364         3,649,719
Ronald J. Jackson                   80,843,451         3,766,632
Paul L. Joskow                      80,856,198         3,753,885
Elizabeth T. Kennan                 80,737,279         3,872,804
John H. Mullin, III                 80,812,102         3,797,981
Robert E. Patterson                 80,823,909         3,786,174
George Putnam, III                  80,916,746         3,693,337
A.J.C. Smith                        80,600,971         4,009,112
W. Thomas Stephens                  80,800,087         3,809,996
Richard B. Worley                   80,780,230         3,829,853

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                          Votes           Votes
                           for           against      Abstentions
-----------------------------------------------------------------
                       58,031,277       5,525,395      21,053,411

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                          Votes           Votes
                           for           against      Abstentions
-----------------------------------------------------------------
                       58,089,761       5,365,831      21,154,491

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                          Votes           Votes
                           for           against      Abstentions
-----------------------------------------------------------------
                       60,019,925       3,546,298      21,043,860

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted securities borrowings are not prohibited was approved as follows:

                          Votes           Votes
                           for           against      Abstentions
-----------------------------------------------------------------
                       58,852,549       4,570,189      21,187,345

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was adjourned.*

* Since the sufficient votes in favor of this proposal were not received as of November 11, 2004, the shareholder meeting with respect to this proposal has been adjourned until no later than January 10, 2005 to permit further solicitation in the Trustees' discretion.

All tabulations are rounded to nearest whole number.


Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2004, there were 110 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January 2004, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds
(formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN051-216565  1/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
November 30, 2004   $37,681*    $--             $4,150    $257
November 30, 2003   $32,300     $--             $3,600    $--

*Includes fees of $531 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2004 and November 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $4,407 and $3,600, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
November 30, 2004   $--             $--   $--         $--
November 30, 2003   $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005